STATUTORY RESERVE	12 Months Ended
Jun. 30, 2016
Statutory Reserve [Abstract]
STATUTORY RESERVE

NOTE 14. STATUTORY RESERVE

In accordance with the PRC regulations on enterprises and the articles of association of the Company, enterprises established in the PRC are required to provide statutory reserve before any dividend distribution, which is appropriated from net profit as reported in the enterprise’s PRC statutory accounts for the calendar year. Before making any dividend distribution, an enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. The statutory reserve can only be used for specific purposes and is not distributable as cash dividends. Jinshang Leasing and Dongsheng Guarantee did not provide any statutory reserve for the years ended June 30, 2016 and 2015 since neither has an intent to distribute dividends.